================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): FEBRUARY 10, 2000


                         PACIFICARE HEALTH SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-21949               95-4591529
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)        Identification Number)


               3120 LAKE CENTER DRIVE, SANTA ANA, CALIFORNIA 92704
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


      (Registrant's telephone number, including area code): (714) 825-5200

================================================================================

ITEM 5.  OTHER EVENTS.

         On February 10, 2000, PacifiCare Health Systems, Inc. announced that its President and Chief Executive Officer, Alan R. Hoops, intends to retire by March 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)      Exhibits.

               99.1 Second Amended and Restated Employment Agreement, dated December 31, 1999, between the Registrant and Alan R. Hoops.

               99.2 Press release issued February 10, 2000, by the Registrant announcing Alan R. Hoops' intention to retire as President and Chief Executive Officer by March 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PACIFICARE HEALTH SYSTEMS, INC.
                                  (Registrant)

Date: February 18, 2000            By: /s/       MARY C. LANGSDORF
      -----------------                -----------------------------------------
                                                 Mary C. Langsdorf
                                    Senior Vice President of Finance, Controller
                                        and Interim Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
-----------                -----------------------

  99.1 Second Amended and Restated Employment Agreement, dated December 31, 1999, between the Registrant and Alan R. Hoops.

  99.2 Press release issued February 10, 2000, by the Registrant announcing Alan R. Hoops' intention to retire as President and CEO by March 31, 2001.